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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934

                       Date of Report (date of earliest
                      event reported): November 12, 1997


                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)


     Pennsylvania                     0-15261               23-2434506
----------------------------        ------------         --------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation)                   File Number)         Identification No.)


                   801 Lancaster Avenue, Bryn Mawr, PA 19010
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Registrant's telephone number, including area code:  610-525-2300
                                                     ------------

                                     None
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         (Former name or former address, if changed since last report)

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Item 5.  Other Matters
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     On October 27, 1997, The Bryn Mawr Trust Company (the "Bank"), the
Registrant's principal subsidiary, sold its interest in a commercial property (the "Property") for a pre-income tax gain of $255,000 or twelve cents a share.

     The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BRYN MAWR BANK CORPORATION


                                      By:  /s/ Robert L. Stevens
                                           -------------------------------
                                           Robert L. Stevens
                                           Chairman and Chief Executive Officer

Date:  November 12, 1997




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                          Bryn Mawr Bank Corporation
                             801 Lancaster Avenue
                      Bryn Mawr, Pennsylvania 19010-3396
                                (610) 526-2300


FOR RELEASE:                                                         IMMEDIATELY

FOR MORE INFORMATION CONTACT:                        Robert L. Stevens, Chairman
                                                               (610) 526-2300 or
                                                       (610) 296-5539 (evening);
                                                   Joseph W. Rebl, Treasurer and
                                                             Assistant Secretary
                                      (610) 526-2466 or (610) 828-7798 (evening)

Bryn Mawr Trust Sells Commercial Property

Bryn Mawr, Pa., November 4, 1997 -- Bryn Mawr Bank Corporation (NASDAQ: BMTC), parent of The Bryn Mawr Trust Company (the "Bank"), announced the sale and settlement of a commercial property, held in the Bank's other real estate owned ("OREO"), which resulted in a pre-income tax gain of $255,000 or 12 cents per share.

The transaction reduced the OREO balance to $25,000, which represents the one remaining OREO property on the Bank's books.

Established in 1889, The Bryn Mawr Trust Company provides businesses, individuals, families, and foundations with a complete spectrum of financial services including banking, cash management, investment management, estate planning, fiduciary services, tax planning advice and tax preparation.

                                     # # #

                                  Exhibit A